                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 31, 2003
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                         Lexington Precision Corporation
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             (Exact name of Registrant as specified in its charter)


          Delaware                      0-3252                  22-1830121
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(State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)              File Number)           Identification No.)


    767 Third Avenue, New York, NY                                   10017
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   (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code (212) 319-4657
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On July 31, 2003, Lexington Precision Corporation issued a press release announcing the extension of an amended exchange offer with respect to its 12 3/4% Senior Subordinated Notes due February 1, 2000, from July 31, 2003, to 12 midnight, New York City Time, on August 14, 2003, unless further extended. Attached hereto and incorporated by reference herein as Exhibit 99.1 is a copy of the press release announcing the extension of the exchange offer.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                  (c)      Exhibits

                           Exhibit 99.1       Press release dated July 31, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:        July 31, 2003                    LEXINGTON PRECISION CORPORATION


                                               By: /s/  Michael A. Lubin
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                                                   Michael A. Lubin
                                                   Chairman of the Board

                                  EXHIBIT INDEX


     Exhibit
     Number        Exhibit Name                                    Location
     -------       ------------                                    --------

      99.1         Press release dated July 31, 2003             Filed herewith